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                                 EXHIBIT (99.1)

                                 FORM OF PROXY
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                        THE NAVARRE DEPOSIT BANK COMPANY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               September __, 1996

         The undersigned shareholder of The Navarre Deposit Bank Company ("Navarre") hereby constitutes and appoints _______________________________,
_______________________ and _________________________ as members of the Proxy
Committee of Navarre, and appoints the Proxy Committee as proxy of the undersigned, with full power of substitution, to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares that the undersigned is entitled to vote at the Special Meeting of Shareholders called to be held on _______________, September ___, 1996, unless revoked, and at any adjournments and postponements thereof, for the following purposes:

1. Adopt the Plan and Agreement of Merger, dated as of April 4, 1996, by and among Navarre, Citizens Bancshares, Inc. and The Citizens Banking Company ("Citizens"), as amended, providing for the merger (the "Merger") of Navarre with and into Citizens, and approve the transactions contemplated thereby, including the Merger.

      [  ] FOR                    [  ] AGAINST                  [  ] ABSTAIN

2. In its discretion, the Proxy Committee is authorized to take action and to vote upon such other business as may properly come before the meeting or any adjournments thereof.

A VOTE FOR THE PROPOSAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS. ALL PROXIES PREVIOUSLY GIVEN ARE HEREBY REVOKED. RECEIPT OF THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED.

                                    Signature___________________________________

                                    Print Name__________________________________

                                    Certificate Nos.____________________________

                                    Date _______________________________________

                                    Additional Signature________________________

                                    Print Additional Name_______________________

                                    Date _______________________________________

         An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the Navarre Special Meeting and advising the Secretary of the shareholder's intent to vote the share or by sending a written, signed and dated revocation which clearly identifies the proxy being revoked to the principal executive offices of Navarre at 15 North Main Street, Navarre, Ohio 44662-0026, Attention: Gloria Page, Secretary. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the proxy previously given is no longer effective.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE LABEL ABOVE AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF THE SHARES ARE ISSUED IN THE NAMES OF TWO OR MORE PERSONS, ALL PERSONS SHOULD SIGN THE PROXY. IF THE SHARES ARE ISSUED IN THE NAME OF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN THE CORPORATE NAME, BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER, OR IN THE PARTNERSHIP NAME, BY AN AUTHORIZED PERSON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR IN ANY OTHER REPRESENTATIVE CAPACITY, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE.

      [ ] PLEASE CHECK THIS BOX IF YOU ARE PLANNING TO ATTEND THE SPECIAL
          MEETING OF SHAREHOLDERS.